UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ALPS SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
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ALPS SERIES TRUST

American Independence Kansas Tax-Exempt Bond Fund

March 5, 2019

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders of the American Independence Kansas Tax-Exempt Bond Fund (“Fund”), a series of the ALPS Series Trust (“Trust”), at a special meeting of shareholders to be held on April 2, 2019 (“Meeting”). During the Meeting, the shareholders of the Fund will vote on a proposal to approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) among the Trust (on behalf of the Fund), Manifold Partners LLC (“Adviser” or “Manifold”) and Carret Asset Management, LLC (“Sub-Adviser” or “Carret”), as a result of a “change in control” of Carret.

Carret currently serves as the investment sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. On February 14, 2019, GB Capital LLC, the parent company of Carret, pursuant to an agreement entered into with Morningstar Japan K.K. (“Morningstar”), a subsidiary of SBI Holdings, Inc., sold a 67% interest in Carret Holdings Inc. to Morningstar, by means of a stock sale (“Transaction”).

The Transaction is deemed to result in a “change in control” of Carret for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”) and under the terms of the 1940 Act and resulted in the automatic termination of the then current investment sub-advisory agreement with Carret (“Terminated Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from Manifold and Carret regarding the Transaction and, on February 11, 2019, held an in-person meeting to consider and approve an interim investment sub-advisory agreement (“Interim Agreement”) and New Sub-Advisory Agreement with Carret. The Interim Agreement took effect on the date of the closing of the Transaction and the New Sub-Advisory Agreement will take effect if approved by the Shareholders of the Fund. The Interim Agreement and the New Sub-Advisory Agreement will allow Carret to continue to serve as the Sub-Adviser to the Fund under terms that are the same, in all material respects, as the Terminated Agreement.

To provide for continuity in the investment management of the Fund, you are being asked to approve a New Sub-Advisory Agreement among the Trust, Manifold and Carret. Under the Interim Agreement and New Sub-Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of Carret who provide investment sub-advisory services to the Fund are expected to remain the same, and (iii) Carret will continue to provide the same investment sub-advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees and the Fund’s Adviser.

In addition, the Board of Trustees is asking you to approve a proposal to authorize Manifold to enter into and materially amend investment sub-advisory agreements for the Fund with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional Shareholder approval, in accordance with exemptive relief granted by the Securities and Exchange Commission. This proposal will allow flexibility in hiring sub-advisers without the additional cost of a shareholder meeting.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposals or the voting instructions, you may call toll-free at 1-800-290-6428.

Very truly yours,

/s/ Jeremy O. May

Jeremy O. May

President of ALPS Series Trust

ALPS SERIES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on

April 2, 2019

1290 Broadway, Suite 1100

Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders (“Shareholders”) of the American Independence Kansas Tax-Exempt Bond Fund (“Fund”, a series of ALPS Series Trust (“Trust”), will be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 2, 2019 at 10:00 a.m. Mountain time.

At the Meeting, the Fund’s Shareholders will be asked to act upon the following:

1.	To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund; Manifold Partners, LLC (“Adviser” or “Manifold”); and Carret Asset Management, LLC (“Sub-Adviser” or “Carret”) (“New Sub-Advisory Agreement Proposal”);

2.	To authorize Manifold to enter into and materially amend investment sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining Shareholder approval (“Manager of Managers Proposal”) and with the “New Sub-Advisory Agreement Proposal”, each, a “Proposal” and collectively, “Proposals”; and

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Any Shareholder who owned shares of the Fund as of the close of business on February 28, 2019 (“Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any postponements or adjournments thereto. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS Series Trust, on behalf of the Fund

/s/ Richard M. Noyes

Richard M. Noyes

Secretary

March 5, 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on February 13, 2019 or any Postponement or Adjournment Thereof.

This Notice and Proxy Statement are available on the internet at https://www.proxyonline.com/docs/americanindependence2019.pdf. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-800-290-6428. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 1-833-287-7933 or by visiting the Fund’s website at www.americanindependence.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder Proposals. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	To approve a New Sub-Advisory Agreement among the Trust, on behalf of the Fund, Manifold and Carret as a result of the change in control of Carret (“New Sub-Advisory Agreement Proposal”);

2.	To authorize Manifold to enter into and materially amend investment sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining Shareholder approval (“Manager of Managers Proposal”) and with the “New Sub-Advisory Agreement”, each, a “Proposal” and collectively, “Proposals”; and

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Carret has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on February 28, 2019 (“Record Date”), you are entitled to vote with respect to the Proposals.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 2, 2019 at 10:00 a.m. Mountain time.

v

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve each Proposal?

A. Each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the unmarked Proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call toll free at 1-833-287-7933.

Proposal 1: The New Sub-Advisory Agreement Proposal

Q. What is happening?

A. Carret currently serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On January 11, 2019, GB Capital LLC, the parent company of Carret, entered into an agreement to sell a 67% interest in Carret Holdings Inc. by means of a stock sale, to Morningstar Japan K.K. (“Morningstar”), a subsidiary of SBI Holdings, Inc. Pursuant to the agreement, GB Capital LLC sold 67% of its stock in Carret Holdings Inc. to Morningstar (“Transaction”), which closed on February 14, 2019 (“Closing Date”).

The Transaction is deemed to result in a “change in control” of Carret for the purpose of the 1940 Act and under the terms of the 1940 Act caused the automatic termination of the then current investment sub-advisory agreement among the Trust, on behalf of the Fund, Manifold and Carret (“Terminated Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees requested and received information and materials from the Adviser and Sub-Adviser regarding the Transaction and, on February 11, 2019, held an in-person meeting to consider and approve an interim and a new investment sub-advisory agreement (“Interim Agreement” and the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, Manifold and Carret. The Interim Agreement took effect on the Closing Date and the New Agreement will take effect if approved by the Shareholders of the Fund. The Interim Agreement allows Carret to continue to serve as the sub-adviser for up to 150 days. The New Sub-Advisory Agreement will allow Carret to continue to serve as the investment sub-adviser to the Fund, under terms that are the same in all material respects to the Terminated Agreement.

To provide for continuity in the investment management of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Sub-Advisory Agreement with Carret. Under the Interim Agreement and the New Sub-Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of Carret who provide investment sub-advisory services to the Fund are expected to remain the same, and (iii) Carret will continue to provide the same investment sub-advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees and the Adviser, for the same fees that are currently in effect.

Q. How will the Transaction or the approval of a New Sub-Advisory Agreement affect me as a Fund Shareholder?

A. The Fund’s investment objective and investment strategies will not change as a result of the completion of the Transaction or the approval of the New Sub-Advisory Agreement, and you will still own the same shares in the Fund. The terms of the New Sub-Advisory Agreement are the same as those in the Terminated Agreement in all material respects. The sub-advisory fee rate payable to Carret under the Interim Agreement and the New Sub-Advisory Agreement is the same as under the Terminated Agreement.

If approved by the shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The Carret portfolio managers who currently provide sub-advisory services to the Fund will continue to provide such services to the Fund under the New Sub-Advisory Agreement.

Q. Will there be any changes to the Fund’s portfolio managers as a result of the Transaction?

A. No.

Q. Will the Fund’s name change as a result of the Transaction?

A. No.

Q. Has the Board of Trustees approved the New Sub-Advisory Agreement and how does the Board recommend that I vote?

A. The Board of Trustees unanimously approved the New Sub-Advisory Agreement at a meeting held on February 11, 2019 and recommends that you vote “FOR” the New Sub-Advisory Agreement Proposal.

Q. What will happen if Shareholders of the Fund do not approve the New Sub-Advisory Agreement?

A. The Sub-Adviser’s sale of the interest to Morningstar did not, as a condition of the sale, require the Fund’s shareholders to approve the New Sub-Advisory Agreement. If the Shareholders do not vote in favor of the New Sub-Advisory Agreement Proposal then the Board may consider all other available options, including without limitation, a second Shareholder meeting.

Proposal 2: The Manager of Managers Proposal

Q. Why am I being asked to vote on the Manager of Managers Proposal?

A. Manifold has obtained exemptive relief from the SEC that, provides Manifold the flexibility to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees, but without Shareholder approval, which allows the Fund to avoid the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief.

To utilize the relief, Shareholders of the Fund must approve its use for the Fund. No changes to the Fund’s existing sub-advisory arrangement are proposed, planned or anticipated at this time. If Shareholders approve the Manager of Managers Proposal, in the future if Manifold and the Board determine that resources of an additional sub-adviser, or different sub-adviser, would be beneficial for the Fund, or if there was another change in control of Carret, your approval of the Manager of Managers Proposal would allow the Adviser to engage that sub-adviser or retain Carret without incurring the costs and delays related to a Shareholder meeting and proxy solicitation. Any appointment of such a sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Q. Has the Board of Trustees approved the Manager of Managers Proposal and how does the Board recommend that I vote?

A. The Board of Trustees unanimously approved the Manager of Managers Proposal at an in-person meeting held on February 11, 2019 and recommends that you vote “FOR” the Manager of Managers Proposal.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS SERIES TRUST

American Independence Kansas Tax-Exempt Bond Fund

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on April 2, 2019

1290 Broadway

Suite 1100

Denver, Colorado 80203

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Series Trust (“Trust”), on behalf of the American Independence Kansas Tax-Exempt Bond Fund, a series of the Trust (“Fund”), to be used at the special meeting of shareholders (“Shareholders”) of the Fund to be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 2, 2019 at 10:00 a.m. Mountain time and at any postponements and adjournments thereof (such meeting and any postponements and adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about March 5, 2019 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s investment adviser, Manifold Partners, LLC (“Manifold” or “Adviser”) and/or its affiliates, (iii) by officers, employees and agents of the Fund’s investment sub-adviser, Carret Capital Partners, LLC (“Carret” or “Sub-Adviser”) and/or its affiliates, and (iv) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.	To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Manifold Partners, LLC (“Adviser” or “Manifold”), and Carret Asset Management, LLC (“Sub-Adviser” or “Carret”) (“New Sub-Advisory Agreement Proposal”);

2.

To authorize Manifold to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (“Manager of Managers Proposal”) and with the “New Sub-Advisory Agreement Proposal”, each, a “Proposal” and collectively, “Proposals”; and

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

x

The Board of Trustees has set the close of business on February 28, 2019 as the record date (“Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting or any postponements or adjournments thereto. The vote for each Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Fund will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
American Independence Kansas Tax-Exempt Bond Fund	12,632,679.521

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

PROPOSAL 1:

APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Transaction

Carret currently serves as the investment sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On January 11, 2019, GB Capital LLC, the parent company of Carret, entered into an agreement to sell a 67% interest in Carret Holdings Inc. by means of a stock sale, to Morningstar Japan K.K. (“Morningstar”), a subsidiary of SBI Holdings, Inc. (“Transaction”). The Transaction is deemed to be a “change in control” of Carret for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”) and under the terms of the 1940 Act caused the automatic termination of the then current sub-advisory agreement (“Terminated Agreement”) on February 14, 2019, the closing date of the Transaction (“Closing Date”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from the Adviser and Sub-Adviser regarding the Transaction and, on February 11, 2019, held an in person Board meeting to consider and approve an interim and a new investment sub-advisory agreement (“Interim Agreement” and “New Sub-Advisory Agreement”). The Interim Agreement took effect on the Closing Date and the New Sub-Advisory Agreement will take effect if approved by the Shareholders of the Fund. The Interim Agreement allows Carret to continue to serve as the sub-adviser for up to 150 days following the completion of the Transaction. The New Sub-Advisory Agreement will allow Carret to continue to serve as the investment sub-adviser to the Fund, under terms that are the same in all material respects to those in the Terminated Agreement.

New Sub-Advisory Agreement

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Sub-Advisory Agreement. Under the Interim Agreement and New Sub-Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change; (ii) the investment advisory personnel of Carret who provide investment sub-advisory services to the Fund are expected to remain the same, and (iii) Carret will continue to provide the same investment advisory services to the Fund and for the same fees subject to the oversight of the Board of Trustees and the Adviser, under terms that are similar in all material respects to the Terminated Sub-Advisory Agreement and for the same fees that are currently in effect under the Interim Sub-Advisory Agreement.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or Carret (“Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund.

Shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement between the Trust, on behalf of the Fund; Manifold; and Carret. Approval of the New Sub-Advisory Agreement is being sought so that the investment management of the Fund can continue without interruption.

Board Approval and Recommendation

During its meeting on February 11, 2019, the Board of Trustees considered various factors relating to the Transaction and the Interim Agreement and the New Sub-Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by Carret at the Board’s request.

On February 11, 2019, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the Interim Agreement and New Sub-Advisory Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of the Terminated and New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Fund:

●	the date of the Terminated Sub-Advisory Agreement;

●	the date on which the Terminated Sub-Advisory Agreement were last approved by the Board; and

●	the aggregate amount of Carret’s sub-advisory fee and the amount and purpose of any other payments by the Fund to Carret, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2018.

The terms of the New Sub-Advisory Agreement are the same as those of the Terminated Agreement in all material respects except that there will be a new initial term. The Terminated Agreement was approved by the Board of Trustees on May 24, 2018.

An expense waiver agreement is currently in place between the Fund and the Adviser; however, other than the terms of the Sub-Advisory Agreement, there is no separate expense waiver agreement between the Fund and Carret under which Carret would waive or reduce the compensation payable to Carret under the Sub-Advisory Agreement.

Services Provided

Under the terms of the Terminated Sub-Advisory Agreement, Carret served as the investment sub-adviser for the Fund. Subject to the supervision of the Board of Trustees and Manifold, Carret provided a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Generally, Carret determined from time to time what securities and other investments would be purchased, retained or sold by the Fund, and provided such services for the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Compensation

Fund	Fee Rates (annualized rate, identical for each agreement)
American Independence Kansas Tax-Exempt Bond Fund	0.15% of the average daily net assets of the Fund, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Expense Limitation Agreement entered into by the Adviser.

These investment sub-advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Sub-Adviser by the Adviser as soon as practicable after the last day of each month.

The sub-advisory fee rates payable to Carret under the New Sub-Advisory Agreement will be identical to the fee rates payable under the Terminated and Interim Sub-Advisory Agreements.

Liability of Carret

Under the terms of the Terminated Sub-Advisory Agreement, Carret was not liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. Carret had no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by Carret for inclusion in the registration statement.

Term and Termination

The Terminated Sub-Advisory Agreement provided that it shall remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b) Carret may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Fund; and

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules thereunder),

The New Sub-Advisory Agreement will be substantively identical, in all material respects, to the Terminated Agreement. The commencement date of the New Sub-Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Effect if the Change of Control Proposal is Not Approved

Shareholder approval of the New Sub-Advisory Agreement was not a requirement for the Transaction to be completed. But, if the Shareholders do not vote in favor of the New Sub-Advisory Agreement Proposal then the Board may consider all other available options, including without limitation, holding another Shareholder meeting.

Evaluation by the Board

Summary of Board Meeting and Considerations

The Board of Trustees met in person on February 11, 2019 to evaluate, among other things, the Transaction, and to determine whether approving the New Sub-Advisory Agreement was in the best interests of the Fund’s Shareholders. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In voting to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Trustees recalled their relatively recent initial approval of the then current investment sub-advisory agreement during which they evaluated the nature, extent and quality of services provided to the Kansas Fund. The Trustees reviewed and considered Carret’s history as an asset manager and its performance generally under the then current agreement. The Trustees also recalled the research and decision-making processes utilized by Carret, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees reviewed the background and experience of Carret’s management relating to the Fund, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management, and noted that the Transaction would not result in a change in portfolio managers. They also discussed the resources of Carret devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with Carret, including the Carret’s responsiveness and compliance record.

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the proposed annual sub-advisory fee to be paid by the Trust on behalf of the Kansas Fund to Carret, noting that the fees would not change as a result of the Transaction. The Trustees considered the information they received when the then current investment sub-advisory agreement was recently approved, comparing Fund’s contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by FUSE, an independent provider of investment company data, which screened retail and institutional funds with similar strategies and comparable fee structures of Fund and excluded all others. Each FUSE peer group consisted of the Fund and several other funds identified by FUSE using similar strategies with comparable fee structures. The Board discussed the other comparable accounts managed by Carret, and the fee structure and servicing requirements for these products.

Performance: The Trustees recalled their discussion of performance of the predecessor fund to the Fund when the then current investment sub-advisory agreement was originally approved. They reviewed performance information for the Fund through December 31, 2018 as included in the Board Materials, noting that for the one-year period ended December 31, 2018, the Fund had performed in line with the relevant Barclays Municipal Bond Indices.

Profitability: The Trustees received and considered actual and estimated profitability analyses provided by Carret when the then current investment sub-advisory agreement was originally approved, as well as Carret’s confirmation that profitability had not materially changed since the last approval. The Trustees considered the profits, if any, realized and anticipated to be realized by Carret relating to the operation of the Fund. The Trustees then considered the financial condition of Carret.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the New Sub-Advisory Agreement. The Trustees noted that Carret indirectly contributes to the expense limitation provided by Manifold because the annual sub-advisory fee of 0.15% is reduced by an amount equal to one half of Manifold’s fee waiver and/or expense reimbursement. They agreed that the expense limitation agreement was a benefit to shareholders and, based on current asset levels, adequately addressed the issue.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Carret from its relationship with the Fund.

The Board summarized its deliberations with respect to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with Carret. In evaluating Carret and the fees to be charged under the proposed Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	the Kansas Fund’s contractual sub-advisory fee was not unreasonable;

●	the nature, extent and quality of services to be rendered by Carret under the proposed Interim Sub-Advisory Agreement and New Sub-Advisory Agreement were adequate;

●	bearing in mind the relatively short performance history of the Fund, the performance of the Fund was acceptable;

●	the estimated profitability of Carret relating to the management of the Fund was not unreasonable, and would remain so after the Transaction; and

●	there were no material economies of scale or other material incidental benefits accruing to Carret because of its relationship with the Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Sub-Advisory Agreement, and to recommend to the shareholders of the Fund that they approve the New Sub-Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Based on the information provided by Carret, the Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Fund. At the present time, three (3) of the four (4) Trustees are classified as Independent Trustees and following the Transaction, all three (3) of the Independent Trustees will continue to be classified as such.

The Fund has entered into an Expense Limitation Agreement with Manifold that will continue through January 31, 2021 under which Manifold has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fee, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. During the term of the Expense Limitation Agreement it may only be terminated by the Board of Trustees and is reevaluated by the Board on an annual basis.

Information About Carret Capital Partners, LLC

Carret is currently engaged to provide sub-advisory services to the Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by the Adviser and the Board of Trustees.

Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022. As of January 31, 2019, Carret had approximately $2.5 billion in assets under management.

Information regarding the principal executive officers and directors of Carret and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Carret)	Position(s) with the Fund (if any)
Wayne Reisner	President	None
Marco Vega	Chief Operating Officer and Chief Financial Officer	None
Jason Graybill	Senior Managing Director	Portfolio Manager
Neil Klein	Senior Managing Director	Portfolio Manager

*	The business address for each person listed is 320 Park Avenue, 18th Floor, New York, NY 10022.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT PROPOSAL

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PROPOSAL 2:

APPROVAL OF THE MANAGER OF MANAGERS RELIEF

The Board has approved, and recommends that Shareholders approve, a proposal authorizing Manifold to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval (“Manager of Managers Proposal”).

Shareholder Approval of Sub-Advisory Agreements

The 1940 Act generally requires that fund shareholders approve any sub-advisory agreement. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Fund’s best interests if the Board represents the interests of Shareholders in approving or rejecting recommendations made by Manifold regarding sub-advisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes.

Terms of SEC Exemptive Order

On August 25, 2016, RiskX Investments LLC (and two existing trusts for which RiskX Investments LLC served as investment adviser) received an order granted by the SEC exempting RiskX Investments LLC (“RiskX Investments”) from the 1940 Act requirements to obtain Shareholder approval regarding sub-advisory agreements with affiliated or unaffiliated sub-advisers (“SEC Exemptive Order”). By its terms, the SEC Exemptive Order applies to any existing and any future series of each such trust and any other registered open-end management company or series thereof that: (a) is advised by RiskX Investments or its successor or by a person controlling, controlled by, or under common control with RiskX Investments or its successor; (b) uses the manager of managers structure described in the application; and (c) complies with the terms and conditions of the application.

Relationship Between the Adviser to the Fund and RiskX Investments

On July 1, 2017, RiskX Investments was renamed Manifold Fund Advisors (“MFA”) as a result of a series of transactions among the owners of RiskX Investments. Both MFA and Manifold Partners are portfolio companies of The Chalice Fund LP (“Chalice”) and of Grail Partners LLC (“Grail Partners”), the general partner of Chalice. Through these relationships, under the 1940 Act Grail Partners is a control person of both MFA and Manifold and MFA and Manifold may be considered to be are under common control; therefore, Manifold and the Fund can rely on the SEC Exemptive Order.

Effect of SEC Exemptive Order

The SEC Exemptive Order would permit Manifold to recommend the selection of sub-advisers to manage all or a portion of the assets of a fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining Shareholder approval. Before the Fund may rely on the SEC Exemptive Order, the operation of a Fund in the manner proposed to be permitted by the SEC Exemptive Order must be approved by Shareholders.

Under the SEC Exemptive Order, the Fund and Manifold would be subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s Shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new or additional sub-adviser, the Fund will provide Shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to Shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Fund to Manifold.

Board Considerations

The Board believes that it is in the best interest of the Fund if the Board represents the interests of Shareholders in approving or rejecting recommendations made by Manifold to provide investment advisory services to the Fund through one or more sub-advisers that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, for Manifold to appoint a new or additional sub-adviser or modify a sub-advisory agreement materially, the Board must also call and hold a Shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process can be time consuming and costly. Without the delay and cost inherent in holding Shareholder meetings, Manifold would be able to act more quickly to appoint a new or additional sub-adviser if and when the Board and Manifold believe that the appointment would benefit the Fund. The Board believes that granting Manifold (subject to review and approval by the Board) maximum flexibility to recommend the selection of sub-advisers, without incurring the delay or expense of seeking Shareholder approval, is in the best interest of the Fund because it will allow the Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in Manifold for recommendation to the Board (subject to review and approval by the Board) in light of Manifold’ investment advisory expertise and its experience in selecting and monitoring sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to the Fund, it can access this expertise and experience of Manifold in ways that can add value to the Fund and its Shareholders.

Finally, the Board believes that it will retain sufficient oversight of the Fund’s sub-advisory arrangements to seek to ensure that Shareholders’ interests are protected whenever Manifold recommends a sub-adviser or a modification of a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Other than as detailed in Proposal 1, no new sub-advisory arrangements or changes to the Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction or the approval of the Manager of Managers Proposal.

If Shareholders of the Fund approve the Manager of Managers Proposal, the Manager of Managers Proposal will take effect whether or not Shareholders approve the New Sub-Advisory Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE MANAGER OF MANAGERS PROPOSAL

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GENERAL INFORMATION

Information About Other Service Providers

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
American Independence Kansas Tax-Exempt Bond Fund	12,632,679.521

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Title of class	Name and address of beneficial owner	Amount	Nature of beneficial ownership	Percent of class
Class A Shares	EDWARD JONES & CO LP PO BOX 502 WICHITA, KS 67206	22,040.453	Indirect	5.82%
Class A Shares	LPL FINANCIAL CORPORATION 8682 W 133RD ST WICHITA, KS 67226	201,258.335	Indirect	53.11%
Class A Shares	ROBERT W BAIRD 8535 E 21ST ST N STE 125 WICHITA, KS 67206	101,731.298	Indirect	26.85%
Class A Shares	PERSHING LLC 601 OFFICE CENTER DR STE 300 FORT WASHINGTON, PA 19034	24,172.703	Indirect	6.38%
Institutional Class Shares	RELIANCE TRUST CO PO BOX 28004 ATLANTA, GA 30358	11,925,432.816	Indirect	97.32%

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Carret or any person controlling, controlled by or under common control with Carret. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since October 1, 2017, to which Carret was a party.

Other Information

During the most recent fiscal year ended September 30, 2018, no commissions were paid by the Fund to a broker affiliated with Carret.

Payment of Solicitation Expenses

Carret will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Manifold and Carret expect that proxy solicitor will be engaged and total cost of the proxy solicitation is expected to be approximately $30,700.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-833-287-7933.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any postponements or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a New Sub-Advisory Agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Fund, please call 1-833-287-7933, write to ALPS Fund Services, Inc., P.O. Box 1920, Denver, Colorado 80201, or visit www.americanindependence.com.

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VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposals, the Fund understands that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment sub-advisory contract or a manager-of-managers exemptive order. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposals. A signed proxy card or other authorization by a beneficial owner of the Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the Proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on a Proposal, and therefore, will have the effect of a vote against the Proposals.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve a Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that Proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve a Proposal (see “Vote Required” below).

Vote Required

Approval of each Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The vote for each Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may call toll free at 1-833-287-7933. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Investment Sub-Advisory Agreement

EXHIBIT B:	Data Regarding the Terminated Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement made as of the __ day of __________, 2019, by and among ALPS Series Trust, a Delaware statutory trust, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Trust”), Carret Asset Management, LLC, a Delaware limited liability company, located at 320 Park Avenue, 18th Floor, New York, NY 10022, (the “Sub-Adviser”), and Manifold Partners, LLC a Delaware limited liability company located at Two Embarcadero Center, 7th Floor, San Francisco, CA 94111 (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the American Independence Kansas Tax-Exempt Bond Fund (the “Fund”) is a separate series of the Trust having separate assets and liabilities;

WHEREAS, the Adviser and the Sub-Adviser are each engaged in the business of rendering investment advice; and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Investment Advisory Agreement allows the Adviser to delegate certain of its responsibilities under the Investment Advisory Agreement to others; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide a continuous investment program for a portion of the Fund’s assets and the Sub-Adviser is willing to do so pursuant to this Investment Sub-Advisory Agreement (the “Agreement”); and

WHEREAS, the Adviser has the authority to determine, subject to the oversight of the Board of Trustees of the Trust, the amount of the Fund’s assets to be advised by the Sub-Adviser.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a) Appointment and Acceptance. The Sub-Adviser is hereby appointed by the Adviser and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to that portion of the Fund’s portfolio designated by the Adviser (those assets being referred to as the “Sub-Adviser Account”). In performing its obligations under this Agreement, the Sub-Adviser may not delegate performance of its investment advisory services to any other person or entity, including any one or more of its affiliates.

(b) Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c) Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser represents, warrants, covenants and agrees that it:

(i) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding agreement of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms;

(iii) is registered and will maintain its registration as an investment adviser under the Advisers Act;

(iv) shall promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(v) is registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities, if any, in which the Sub-Adviser is required under the Commodity Exchange Act (“CEA”) and the CFTC’s regulations to be so registered and is registered with the National Futures Association (“NFA”) if required to be a member thereof;

(vi) shall comply with such other requirements of the CEA and CFTC regulations that apply to Sub-Adviser with regard to the Fund;

(vii) shall cooperate by assisting the Adviser and the Trust in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or CFTC regulations;

(viii) has delivered to the Adviser and the Trust a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and shall promptly furnish the Adviser and the Trust all amendments or supplements to its Form ADV;

(ix) has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and has provided the Adviser and the Trust with a copy of such code of ethics upon the execution of this Agreement. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include: (i) certifying to the Adviser that the Sub-Adviser and its access persons have complied with the Sub-Adviser’s code of ethics, and (ii) identifying any material violations which have occurred;

(x) upon reasonable notice from and the reasonable request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser’s code of ethics.

(xi) it is not currently the subject of, and has not been the subject of during the last (3) years, any enforcement action by the SEC, CFTC or any other regulatory or self-regulatory authority;

(xii) shall promptly notify the Adviser in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser (a) is the subject of an administrative proceeding or enforcement action by the SEC, CFTC or any other regulatory authority or (b) is, or will likely be, served or otherwise given notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust, the Sub-Adviser, or the Adviser or any of their affiliates;

(xiii) it maintains errors and omissions insurance coverage in an appropriate scope and amount and shall upon request provide to Adviser any information it may reasonably require concerning the amount of or scope of such insurance coverage;

(xiv) it is not a party to any agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Trust, the Adviser or any of their respective affiliates to employ or engage the Sub-Adviser’s key investment professionals or any entity managed by such investment professionals, now or in the future, to manage the Sub-Adviser Account or any other assets managed by Adviser or any of its affiliates;

(xv) has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Sub-Adviser Account. The Sub-Adviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures; and

(xvi) acknowledges receipt of the Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement (collectively, the “Prospectus”).

(d) Representations, Warranties and Covenants of Adviser. The Adviser represents, warrants, covenants and agrees that it:

(i) has been appointed by the Board of Trustees of the Trust to serve as the investment adviser to the Fund;

(ii) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(iii) is registered and will maintain its registration as an investment adviser registered under the Advisers Act;

(iv) has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser, subject to the approval by the Board of Trustees of the Trust;

(v) is registered with the CFTC in all capacities, if any, in which the Adviser is required under the CEA and the CFTC’s regulations to be so registered and is registered with the NFA if required to be a member thereof;

(vi) shall promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and

(vii) has provided the Sub-Adviser with the Fund’s most current Prospectus and instructions, policies and directions of the Trustees pertaining to the Adviser and the Fund, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Adviser to carry out its obligations under this Agreement.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision of the Adviser and oversight of the Board of Trustees and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall have the sole and exclusive responsibility for the making of all investment decisions for the Sub-Adviser Account, including purchase, retention and disposition of securities and other investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and in accordance with this Agreement. The Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to the Sub-Adviser Account pursuant to this Agreement if the Adviser deems such allocation appropriate.

(a) In providing its services under this Agreement, the Sub-Adviser shall be subject to and comply with:

(i) this Agreement, the 1940 Act, the regulations and any other requirement of state or federal laws including without limitation the rules, regulations and policy statements approved or issued by the SEC or CFTC under such laws and all applicable securities laws in the jurisdiction where the Sub-Adviser is located or in which the Sub-Adviser Account invests, as amended from time to time (collectively, “Relevant Law”);

(ii) the investment restrictions, objectives, strategies and policies set forth in the Prospectus;

(iii) the supervision of the Board of Trustees of the Trust; and

(iv) such specific instructions as the Board of Trustees of the Trust or the Adviser may adopt and communicate to the Sub-Adviser.

The Sub-Adviser shall immediately notify Adviser if it is unable to comply with any of the foregoing.

(b) For the purpose of complying with Rule 10f-3(a)(6)(ii), Rule 12d3-1(c)(3)(ii) and Rule 17a-10(a)(2) under the 1940 Act, the Sub-Adviser hereby agrees that: (i) with respect to transactions in securities or other assets for the Fund, it will not consult with any other sub-adviser to the Fund, or with any sub-adviser that is principal underwriter for the Fund or an affiliated person of such principal underwriter; (ii) with respect to transactions in securities or other assets for the Fund, it will not consult with any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser, or with any sub-adviser the Fund that is a principal underwriter to the Fund or an affiliated person of such principal underwriter; and (iii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Sub-Adviser Account.

(c) The Sub-Adviser shall monitor its compliance with the Prospectus at all times and shall report to Adviser immediately any transactions or holdings that may be in violation of the Prospectus. The Sub-Adviser shall have the sole obligation to correct any such violation of the Prospectus and shall reimburse Adviser, the Fund or the Sub-Adviser Account for any and all losses, costs or damages resulting from such violation if such violation breaches the Sub-Adviser’s standard of care set forth in Section 7.

(d) If for any reason that is beyond the control of the Sub-Adviser, including market movements, contributions to or withdrawals from the Sub-Adviser Account or a change in the nature of any investment (whether through change in business activity or credit rating), the Sub-Adviser Account ceases to comply with the Prospectus, then the Sub-Adviser must promptly remedy the non-compliance.

(e) The Sub-Adviser must use reasonable efforts to satisfy any instruction from the Board of Trustees of the Trust or the Adviser relating to the assets allocated to the Sub-Adviser Account promptly.

(f) The Sub-Adviser will, at its own expense:

(i) advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Sub-Adviser Account and, upon request, furnish the Adviser with research, economic and statistical data in connection with the Sub-Adviser Account’s investments and investment policies;

(ii) furnish the Fund’s custodian (“Custodian”) with daily information as to executed trades. The Custodian should receive this data by the close of business each day. The Sub-Adviser must provide the Custodian with copies of trade tickets for each transaction effected for the Fund, provide copies to the Adviser or Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(iii) submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian, administrator or fund accounting agent in its or their determination of the market value of securities held in the Fund. Such assistance includes (but is not limited to): (a) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Trust’s Valuation Committee convenes; (b) assisting the Adviser or the Custodian in obtaining bids and offers or quotes from brokers/dealers or market-makers with respect to securities held by the Sub-Adviser Account, upon the reasonable request of the Adviser or Custodian; (c) upon the request of the Adviser or Custodian, confirming pricing and providing recommendations for fair valuations; and (d) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or Trust upon request, with such records being deemed Trust records. The parties acknowledge that the Sub-Adviser and the Custodian or recordkeeping agent of the Fund may use different pricing vendors, which may result in valuation discrepancies;

(iv) place orders for purchases and sales of portfolio investments for the Sub-Adviser Account;

(v) give instructions to the Custodian, connection with such purchases and sales, concerning the delivery of securities and transfer of cash for the Sub-Adviser Account;

(vi) maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Sub-Adviser Account as are required to be maintained by the Trust in accordance with applicable laws and regulations, including but not limited to the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Sub-Adviser Account, which are in possession of the Sub-Adviser, shall be the property of the Trust. The Adviser or its representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser or the Trust or any other representatives of the Adviser or the Trust;

(vii) cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties;

(viii) assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

(ix) prepare and cause to be filed in a timely manner Form 13F and Schedule 13G, if required, with respect to securities held in the Sub-Adviser Account;

(x) furnish to the Board of Trustees such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 hereof;

(xi) notify the Adviser and the Trust of any change in its ownership, including any change of control, and of any changes to key personnel who are either portfolio manager(s) of the Sub-Adviser Account or senior management of the Sub-Adviser in time sufficiently prior to any such change to enable the Adviser and the Trust to comply with the provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change;

(xii) report to the Adviser and the Trust prior to each meeting of the Board of Trustees, all material changes in the Sub-Adviser Account since the prior report, and will also keep the Adviser and the Trust informed of important developments affecting the Sub-Adviser Account and the Sub-Adviser, and on its own initiative, or as reasonably requested by the Adviser, furnish the Board of Trustees from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Sub-Adviser Account holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Sub-Adviser Account maintains investments, or otherwise;

(xiii) provide reasonable assistance to the Trust, with respect to the Sub-Adviser’s management of the Sub-Adviser Account, in connection with (a) the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder and (b) Rule 38a-1 of the 1940 Act. With respect to compliance with Rule 38a-1 of the 1940 Act, such assistance shall include, but not be limited to, (a) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable federal securities laws, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; and (c) providing the Trust’s chief compliance officer with access to its compliance personnel; (d) providing the Trust’s chief compliance officer with periodic reports; (e) promptly providing special reports to the Trust’s chief compliance officer upon request; and (f) promptly providing notice of any material compliance matters;

(xiv) attend regular business and investment related meetings with the Board of Trustees and the Adviser, as requested by the Trust, the Adviser, or both; and

(xv) within the time period agreed upon between the Adviser and Sub-Adviser following a calendar quarter end, the Sub-Adviser’s chief compliance officer shall complete and deliver a compliance questionnaire to Adviser and the Trust, certifying that no material breaches of policy or procedures have occurred in relation to the Sub-Adviser Account.

3.	PROXY VOTING AND LEGAL PROCEEDINGS.

Absent specific instructions to the contrary provided to it by the Adviser, and subject to its receipt of all necessary voting materials, the Sub-Adviser will vote all proxies (if any) received with respect to investments of the Sub-Adviser Account in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Sub-Adviser Account. The Sub-Adviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Sub-Adviser. The Sub-Adviser further agrees that it will provide the Board of Trustees, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Sub-Adviser shall provide the Adviser with all proxy voting records (if any) relating to the Sub-Adviser Account, including but not limited to those required by Form N-PX. Upon request of the Adviser or Trust, the Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to the Adviser, attesting to the accuracy and completeness of such proxy voting records.

4.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees that the Fund shall assume the expense of:

(a) brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b) custodian fees and expenses;

(c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d) interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment, including any investment related software or technology resources, reasonably necessary for the operation of the management of the Sub-Adviser Account. In order to minimize the need and expense on Adviser of convening a special Board of Trustees meeting, the Sub-Adviser agrees that, to the extent reasonably practical, the Sub-Adviser will provide Adviser sufficient notice of any changes to the Sub-Adviser, so that such issues may be considered by the Board of Trustees during its regularly scheduled quarterly meetings. The Sub-Adviser shall be responsible for all the costs associated with any special meetings of the Trust or shareholders convened for the primary benefit of the Sub-Adviser (including, but not limited to, the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs). Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Investment Advisory Agreement or any other agreement to which they are parties.

5.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Adviser shall pay to the Sub-Adviser an annual management fee accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the rate set forth on Schedule A (for the payment of which the Fund shall have no obligation or liability). Such fee shall be payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Sub-Adviser Account accrued to, but excluding, the date of termination shall be paid promptly following such termination.

6.	PORTFOLIO TRANSACTIONS.

(a) Subject to any limitations communicated by the Adviser to the Sub-Adviser, in connection with the investment and reinvestment of the assets of the Sub-Adviser Account, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Sub-Adviser Account and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Sub-Adviser Account. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

(b) The Adviser authorizes and empowers the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Fund as its agent, standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above; provided that: (i) the Sub-Adviser does not contravene the Investment Guidelines or Prospectus; (ii) the Sub-Adviser does not violate the 1940 Act or applicable law; (iii) should the Sub-Adviser aggregate transactions of the Sub-Adviser with other client accounts managed by the Sub-Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Sub-Adviser Account and (iv) the Sub-Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected.

(c) The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to affect such purchases and sales.

(d) The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

(e) Unless specifically permitted by the 1940 Act (and the rules thereunder) and procedures adopted by the Trust, on behalf of the Fund, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Sub-Adviser Account with a broker or dealer which is (i) an affiliated person of the Fund, the Trust, the Sub-Adviser or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(f) If the Sub-Adviser’s instructions to the Custodian cause an overdraft of the Sub-Adviser Account, the Sub-Adviser shall bear the expenses of any resulting Custodian overdraft fee.

7.	STANDARD OF CARE; LIABILITY; INDEMNITY.

(a) The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(b) The Sub-Adviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon or in connection with any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser or the Trust by the Sub-Adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Sub-Adviser with respect to this Agreement; or (iii) arises out of or is based upon the willful malfeasance, bad faith, negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement.

(c) The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(d) For the avoidance of doubt, neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable under this Agreement.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT.

(a) This Agreement shall go into effect as to the Fund at the time the Fund commences operations pursuant to an effective amendment to the Trust’s registration statement under the Securities Act of 1933, as amended, and shall remain in effect for two years from the date thereof unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b) This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees, (ii) by the Adviser, at any time without payment of any penalty or (iii) by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund;

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and the Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to take appropriate measures; and

(d) This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

9.	AGGREGATION OF ORDERS.

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities of the Sub-Adviser Account with those for other accounts managed by the Sub-Adviser or its affiliates. When a security proposed to be purchased or sold for the Sub-Adviser Account is also to be purchased or sold for other accounts managed by the Sub-Adviser at the same time, the Sub-Adviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

Adviser acknowledges and understands that the Sub-Adviser performs investment management, supervisory and advisory services for various clients and may give advice and take action with respect to any of its other clients which may differ from advice given as to, or the timing or nature of action taken with respect to, the Sub-Adviser Account. Provided that its advice relates to the particular needs of each client, the Sub-Adviser will have no obligation to recommend for purchase or sale any security which Adviser, its principals, affiliates or employees may purchase or sell for themselves or recommend for other clients. The Adviser recognizes that transactions in a specific security may not be accomplished for all client accounts, including the Sub-Adviser Account, at the same time or at the same price.

10.	NO BORROWING.

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

11.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

12.	SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

13.	CONFIDENTIALITY.

(a) Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The Sub-Adviser understands that the holdings, performance or any other information regarding the Sub-Adviser Account managed by the Sub-Adviser is the property of the Trust and may be used by the Trust or by Adviser as its agent in the Fund’s discretion. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, consultants, legal advisers or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

(b) Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

14.	USE OF NAMES.

(a) The Sub-Adviser from time to time shall make available, without charge to the Adviser or the Trust, any marks or symbols owned by the Sub-Adviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Prospectus and/or Fund sales literature. Upon termination of this Agreement, the Adviser and the Trust must promptly cease use of the Mark.

(b) During the term of this Agreement and after its termination, the Sub-Adviser shall not use the name of the Fund, the Adviser or any combination or derivation thereof in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser and the Trust. Notwithstanding the foregoing, the Sub-Adviser may disclose its relationship with the Adviser in specific marketing materials to prospective accounts and include the Sub-Adviser Account’s performance in calculating composites.

(c) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name which merely refers in accurate and factual terms to the Trust or Fund in connection with the Sub-Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

15.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, electronic mail, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:
Manifold Partners, LLC

Two Embarcadero Center, 7th Floor,

San Francisco, CA 94111

Attn: Donald H. Putnam
DPutnam@ManifoldPartners.com

SUB-ADVISER:
Carret Asset Management, LLC

320 Park Avenue, 18th Floor,

New York, NY 10022

Attn: Marco Vega

mvega@carret.com

FUND:
American Independence Kansas Tax-Exempt Bond Fund
c/o ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

16.	GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

17.	ASSIGNMENT.

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

18.	MULTIPLE ORIGINALS.

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above and agree that this agreement shall be effective as of the first day on which the Fund first allocates capital to the Sub-Adviser.

MANIFOLD PARTNERS, LLC

By:
Name:	Jane A. Kanter
Title:	Managing Partners and Chief Legal Counsel

CARRET ASSET MANAGEMENT, LLC

By:
Name:	Marco Vega
Title:	Chief Operating Officer

ALPS SERIES TRUST, on behalf of the American Independence Kansas Tax-Exempt Bond Fund

By:
Name:	Jeremy O. May
Title:	President

SCHEDULE A

SUB-ADVISORY FEES

The Sub-Adviser will receive a management fee from the Adviser based on the following schedule:

0.15% (15 basis points) of the Fund’s average daily net assets, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Expense Limitation Agreement.

EXHIBIT B

DATA REGARDING TERMINATED AND NEW SUB-ADVISORY AGREEMENT

A.	Dates of Terminated Agreement

Last approved by Board on	Last approved by Shareholders on
May 24, 2018	August 24, 2018

B.	Sub-Advisory Fee Rates Under Terminated Agreement and New Sub-Advisory Agreement.

Fund	Fee Rates (annualized rate, identical for each agreement)
American Independence Kansas Tax-Exempt Bond	0.15% of the average daily net assets of the Fund, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Expense Limitation Agreement entered into by the Adviser.

These investment sub-advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Sub-Adviser by the Adviser as soon as practicable after the last day of each month.

The sub-advisory fee payable to Carret under the New Sub-Advisory Agreement will be the same as under the Terminated Sub-Advisory Agreement.

B-1

C.	Payments to Carret Originating from the Fund During the Fiscal Year Ended September 30, 2018.

Aggregate Sub-Advisory Fees Paid to Carret for Fiscal Year Ended 9/30/18	Aggregate Other Payments to Carret for Fiscal Year Ended 9/30/18	Aggregate Other Payments to Affiliates of Carret or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/18
$114,381	$0	$0

B-2

AMERICAN INDEPENDENCE

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SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (800) 290-6428 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER SAMPLE BALLOT ONLY

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

A SERIES OF ALPS SERIES TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jeremy O. May, Kimberly R. Storms, and Richard C. Noyes, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the American Independence Kansas Tax-Exempt Bond Fund (the "Fund") to be held at 10:00 a.m. Mountain Time on April 2, 2019, at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 2, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/americanindependence2019.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 290-6428.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the "Board"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board and the Proposals below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR YOUR CONSIDERATION AND VOTING